SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                ------------

                                  FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                                ------------

                   SEPTEMBER 6, 2000 (SEPTEMBER 5, 2000)
              Date of Report (Date of Earliest Event Reported)


                               CITIGROUP INC.
             (Exact Name of Registrant as Specified in Charter)


           DELAWARE                      1-9924                52-1568099
(State or Other Jurisdiction of  (Commission File Number)    (IRS Employer
Incorporation or Organization)                             Identification No.)


     153 EAST 53RD STREET
      NEW YORK, NEW YORK                                     10043
(Address of Principal Executive Office)                   (Zip Code)


                               (212) 559-1000
            (Registrant's Telephone Number, Including Area Code)


                               NOT APPLICABLE
       (Former Name or Former Address, if Changed Since Last Report)




FORWARD-LOOKING STATEMENTS

      Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The actual results of Citigroup Inc. (the "Company") may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "may increase," "may fluctuate," and similar expressions or future or conditional verbs such as "will," "should," "would," and "could." These forward-looking statements involve risks and uncertainties including, but not limited to global economic conditions, the satisfaction of all conditions precedent to Citigroup's acquisition of Associates (including shareholder and various regulatory approvals) and the performance of Citigroup's businesses following the pending acquisition of Associates.


ITEM 5.  OTHER EVENTS.

      On September 5, 2000,the Company and Associates First Capital Corporation ("Associates") announced that they have entered into a definitive agreement (the "Merger Agreement") pursuant to which Associates will merge with and into the Company. The transaction has been approved by the Boards of Directors of both the Company and Associates. Pursuant to the Merger Agreement, Associates common stockholders will receive .7334 of a share of the Company's common stock for each share of Associates common stock that they own, for a total value of approximately $30.9 billion.

      The transaction is expected to be completed by prior to the end of 2000. It is subject to various regulatory approvals, including under the Hart-Scott-Rodino Antitrust Improvements Act and the approval by certain insurance, banking and similar regulatory authorities, and approval by stockholders of Associates. The merger will be a tax- free exchange and will be accounted for on a "pooling of interests" basis. The joint press release is being filed as Exhibit 99.01 to this Form 8-K and is incorporated by reference in its entirety.


ITEM 7.  EXHIBITS.


      (c)   Exhibits.

            EXHIBIT
               NO.            DESCRIPTION

             2.01 Agreement and Plan of Merger between Citigroup Inc. and Associates First Capital Corporation, dated as of September 5, 2000

            99.01 Joint Press Release, dated September 6, 2000, issued by Citigroup Inc. and Associates First Capital Corporation





                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CITIGROUP INC.


                                          By:  /s/ Charles O. Prince, III
                                              --------------------------------
                                              Name:  Charles O. Prince, III
                                              Title: Chief Administrative
                                                     Officer and General Counsel


Date:  September 6, 2000



                                CITIGROUP INC.
                          CURRENT REPORT ON FORM 8-K
                        REPORT DATED SEPTEMBER 6, 2000


                                 EXHIBIT INDEX


EXHIBIT
   NO.            DESCRIPTION

2.01 Agreement and Plan of Merger between Citigroup Inc. and Associates First Capital Corporation, dated as of September 5, 2000

99.01 Joint Press Release, dated September 5, 2000, issued by Citigroup Inc. and Associates First Capital Corporation